UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2022

HARMONY BIOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39450	82-2279923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 W. Germantown Pike, Suite 215

Plymouth Meeting, PA 19462

(Address of principal executive offices) (Zip Code)

(484) 539-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.00001 par value per share	HRMY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 20, 2022, Harmony Biosciences Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the following three proposals, each of which is described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2022. A total of 51,930,920 shares of the Company’s common stock were present electronically or represented by proxy at the Annual Meeting, representing approximately 87.9% percent of the Company’s outstanding common stock as of the March 21, 2022 record date.

Proposal 1. The election of the three Class II directors listed below to serve until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified.

	Votes For	% Votes For	Withheld	% Votes Withheld	Broker Non-Votes
Juan A. Sabater	32,902,197	81.03%	7,701,273	18.97%	11,327,450
Gary Sender	36,685,151	90.35%	3,918,319	9.65%	11,327,450
Linda Szyper	40,548,477	99.86%	54,993	0.14%	11,327,450

Based on the votes set forth above, each of the director nominees was duly elected.

Proposal 2. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstain
51,903,095	16,186	11,639

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was duly ratified.

Proposal 3. The approval on a non-binding, advisory basis, of the frequency of future advisory votes, following the first annual meeting during which the Company holds such a vote, on the compensation of the Company’s named executive officers pursuant to the SEC’s compensation disclosure rules.

3 Years	2 Years	1 Year	Broker Non-Votes
23,586,231	35,672	16,964,757	11,327,450

Based on the votes set forth above, the selection of 3 Years as the frequency of future advisory votes on the compensation of the Company’s named executive officers, following the first annual meeting during which the Company holds such a vote, has been approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONY BIOSCIENCES HOLDINGS, INC.

Date: May 23, 2022	By:	/s/ John C. Jacobs
John C. Jacobs
President and Chief Executive Officer